UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 01, 2025

National CineMedia, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33296	20-5665602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 S. Syracuse Way, Suite 300
Centennial, Colorado		80111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 792-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NCMI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On May 6, 2025, National CineMedia, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal first quarter ended March 27, 2025. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

The matters that were voted upon at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company on May 1, 2025, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below. Each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting was approved.

Proposal No. 1— Election of Directors

Name	For	Withheld	Broker Non-Votes
David E. Glazek	68,511,065	5,792,729	6,273,616
Nicholas Bell	73,734,158	569,636	6,273,616
Kelly Campbell	74,210,959	92,835	6,273,616
Juliana F. Hill	69,427,323	4,876,471	6,273,616
Nathan “Tripp” Lane	74,183,396	120,398	6,273,616
Thomas F. Lesinski	69,816,995	4,486,799	6,273,616
Joseph Marchese	74,149,936	153,858	6,273,616

Proposal No. 2 — Advisory Approval of the Company’s Executive Compensation

For	Against	Abstentions	Broker Non-Votes
44,244,274	30,036,782	22,738	6,273,616

Proposal No. 3 — To ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the year ending January 1, 2026

For	Against	Abstentions	Broker Non-Votes
80,558,416	14,306	4,688	—

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of National CineMedia, Inc. dated May 6, 2025.
101	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated:	May 6, 2025	By:	/s/ Ronnie Y. Ng
Ronnie Y. Ng Chief Financial Officer